Exhibit 99.1

Novo Integrated Sciences Reports Fiscal 2022 Second Quarter Financial Results

Management expects Triple-digit Percentage Revenue Growth sequentially for the Fiscal 2022 Third Quarter

BELLEVUE, Wash., April 13, 2022 - Novo Integrated Sciences, Inc. (NASDAQ:NVOS) (the “Company” or “Novo”), pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation, today reported its financial results for the fiscal quarter ended February 28, 2022.

Robert Mattacchione, Novo’s CEO and Board Chairman, stated, “The 38.2% year-over-year revenue growth we experienced for the fiscal second quarter is directly related to the expansion of our essential and differentiated ecosystem for the delivery of healthcare related services and products. The Company projects “triple-digit” percentage revenue growth sequentially for the fiscal third quarter ending May 31, 2022 due to product and diagnostic technology sales. This projected acceleration in revenue growth in future quarters is directly related to the effects of commercializing our three-pillar model and crystalizes the Company’s mission for a fully integrated healthcare ecosystem, with global reach, resulting in rapid growth and profitability.”

Financial Highlights for the Period Ended February 28, 2022:

●	Cash and cash equivalents were $15.9 million, total assets were $70.3 million, total liabilities were $25.8 million, and stockholders’ equity was $44.5 million.

●	Revenues were $2,869,223, representing an increase of $793,329, or 38.2%, from $2,075,894 for the same period in 2021 principally due to the acquisition of Acenzia, Inc. in June 2021 and Terragenx in November 2021. Acenzia’s and Terragenx’ revenue for the three months ended February 28, 2022 was $749,345 and $245,658, respectively. Revenue from healthcare services decreased by 9.7%, when comparing the revenue for the three months ended February 28, 2022 to the same period in 2021, primarily due to a surge of COVID-19 in the province of Ontario Canada, limiting clinic and eldercare patient-practitioner direct personal interaction.

●	Operating costs were $3,337,030, representing an increase of $1,259,640, or 60.6%, from $2,077,390 for the same period in 2021 principally due to (i) an increase in legal and professional fees related to fund raising, and (ii) an increase in overhead expenses associated with the acquisitions of Acenzia, PRO-DIP, and Terragenx which was approximately $1,133,000. In subsequent quarters, this increase in overhead expenses associated with Acenzia, PRO-DIP, and Terragenx is projected to decrease as the Company integrates and consolidates operations.

●	Net loss attributed to Novo Integrated Sciences, Inc. was $4,805,167, representing an increase of $3,465,297, or 258.6%, from $1,339,870 for the same period in 2021 principally due to (i) an increase in interest expense, (ii) an increase in amortization of debt discounts, (iii) an increase in legal and professional fees related to fund raising, (iv) an increase in overhead expenses associated with the acquisitions of Acenzia, PRO-DIP, and Terragenx which was approximately $1,133,000, and (v) an increase in foreign currency transaction losses.

●	On December 14, 2022, the Company completed a registered direct offering with accredited institutional investors, resulting in gross proceeds of $15 million to Novo.

Operational Milestones:

●	Completed an amended and restated Master Facility License Agreement with LA Fitness in Canada.

●	IoNovo Iodide and IoNovo for Kids Pure Iodine oral sprays granted Natural Product Number (NPN) by Health Canada.

●	Signed an Asset Purchase Agreement with the shareholder of Poling Taddeo Hovius Physiotherapy Professional Corp. (“PTHPC”), a clinic-based physiotherapy, rehabilitative, and related ancillary services and products business known as Fairway Physiotherapy and Sports Injury Clinic in Ontario province Canada, to acquire all assets of PTHPC for a purchase price of $627,000 in exchange for an allotment of 156,750 restricted shares of the Company’s common stock at $4.00 per share. The transaction closed on March 1, 2022.

●	Signed a Share Exchange Agreement with the shareholder of 12858461 Canada Corp. (“1285”), a clinic-based physiotherapy and related ancillary services and products business in Ontario province Canada, to acquire 50.1% of 1285 for a purchase price of $68,000 in exchange for an allotment of 17,000 restricted shares of the Company’s common stock at $4.00 per share. The transaction closed on March 1, 2022.

Operational Milestones Subsequent to End of Fiscal 2022 Second Quarter:

●	Completed Acquisition of Clinical Consultants International LLC (CCI).

●	As a result of CCI acquisition, Novo signed a memorandum of understanding with Boditech Med, a global point-of-care testing leader, to market and distribute in North America.

●	PRO-DIP® issued U.S. Patent for oral pouch delivery system technology.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, diagnostic and therapeutic solutions, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.

●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.

●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting-edge advancement in patient first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com. For more information on Novo Healthnet Limited, Novo’s wholly owned subsidiary, please visit www.novohealthnet.com

Twitter, LinkedIn, Facebook, Instagram, YouTube

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Chris David, COO-President

Novo Integrated Sciences, Inc.

chris.david@novointegrated.com

(888) 512-1195

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of February 28, 2022 (unaudited) and August 31, 2021

	February 28,	August 31,
	2022	2021
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$15,943,997	$8,293,162
Accounts receivable, net	1,251,973	1,468,429
Inventory	334,414	339,385
Other receivables, current portion	981,597	814,157
Prepaid expenses and other current assets	503,437	218,376
Total current assets	19,015,418	11,133,509

Property and equipment, net	6,157,621	6,070,291
Intangible assets, net	33,217,602	32,436,468
Right-of-use assets, net	2,348,391	2,543,396
Other receivables, net of current portion	522,062	692,738
Goodwill	9,058,936	9,081,879
TOTAL ASSETS	$70,320,030	$61,958,281

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$1,105,707	$1,449,784
Accrued expenses	1,199,274	1,129,309
Accrued interest (including amounts to related parties)	642,246	366,280
Government loans and notes payable, current portion	5,260,047	4,485,649
Convertible notes payable, net of discount of $302,550	1,572,450	-
Contingent liability	749,626	-
Due to related parties	473,367	478,920
Finance lease liability, current portion	17,533	23,184
Operating lease liability, current portion	533,535	530,797
Total current liabilities	11,553,785	8,463,923

Debentures, related parties	979,724	982,205
Notes payable, net of current portion	174,242	5,133,604
Convertible notes payable, net of discount of $6,943,704	9,722,962	-
Finance lease liability, net of current portion	10,854	16,217
Operating lease liability, net of current portion	1,866,858	2,057,805
Deferred tax liability	1,496,581	1,500,372
TOTAL LIABILITIES	25,805,006	18,154,126

Commitments and contingencies	-	-

STOCKHOLDERS’ EQUITY
Novo Integrated Sciences, Inc.
Convertible preferred stock; $0.001 par value; 1,000,000 shares authorized; 0 and 0 shares issued and outstanding at February 28, 2022 and August 31, 2021, respectively
Common stock; $0.001par value; 499,000,000 shares authorized; 28,885,144 and 26,610,144 shares issued and outstanding at February 28, 2022 and August 31, 2021, respectively	28,885	26,610
Additional paid-in capital	60,691,723	54,579,396
Common stock to be issued (4,359,841 and 3,622,199 shares at February 28, 2022 and August 31, 2021)	10,409,457	9,236,607
Other comprehensive income	1,002,282	991,077
Accumulated deficit	(27,581,028)	(20,969,274)
Total Novo Integrated Sciences, Inc. stockholders’ equity	44,551,319	43,864,416
Noncontrolling interest	(36,295)	(60,261)
Total stockholders’ equity	44,515,024	43,804,155
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$70,320,030	$61,958,281

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Three and Six Months Ended February 28, 2022 and 2021 (unaudited)

	Three Months Ended		Six Months Ended
	February 28,	February 28,	February 28,	February 28,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues	$2,869,223	$2,075,894	$6,031,150	$4,231,400

Cost of revenues	1,652,869	1,324,448	3,548,330	2,668,504

Gross profit	1,216,354	751,446	2,482,820	1,562,896

Operating expenses:
Selling expenses	26,370	602	26,538	1,845
General and administrative expenses	3,310,660	2,076,788	5,940,617	3,644,719
Total operating expenses	3,337,030	2,077,390	5,967,155	3,646,564

Loss from operations	(2,120,676)	(1,325,944)	(3,484,335)	(2,083,668)

Non operating income (expense)
Interest income	8,490	8,301	16,878	16,863
Interest expense	(1,226,182)	(22,948)	(1,294,912)	(46,889)
Amortization of debt discount	(1,463,022)	-	(1,520,862)	-
Foreign currency transaction losses	(66,814)	-	(401,368)	-
Total other income (expense)	(2,747,528)	(14,647)	(3,200,264)	(30,026)

Loss before income taxes	(4,868,204)	(1,340,591)	(6,684,599)	(2,113,694)

Income tax expense	-	-	-	-

Net loss	$(4,868,204)	$(1,340,591)	$(6,684,599)	$(2,113,694)

Net loss attributed to noncontrolling interest	(63,037)	(721)	(72,845)	(2,354)

Net loss attributed to Novo Integrated Sciences, Inc.	$(4,805,167)	$(1,339,870)	$(6,611,754)	$(2,111,340)

Comprehensive loss:
Net loss	(4,868,204)	(1,340,591)	(6,684,599)	(2,113,694)
Foreign currency translation gain	114,738	42,232	11,205	52,828
Comprehensive loss:	$(4,753,466)	$(1,298,359)	$(6,673,394)	$(2,060,866)

Weighted average common shares outstanding - basic and diluted	28,740,700	23,754,808	27,827,686	23,630,900

Net loss per common share - basic and diluted	$(0.17)	$(0.06)	$(0.24)	$(0.09)

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Three and Six Months Ended February 28, 2022 and 2021 (unaudited)

							Total
			Additional	Common	Other		Novo
	Common Stock		Paid-in	Stock To	Comprehensive	Accumulated	Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	Income	Deficit	Equity	Interest	Equity
Balance, August 31, 2021	26,610,144	$26,610	$54,579,396	$9,236,607	$991,077	$(20,969,274)	$43,864,416	$(60,261)	$43,804,155

Common stock for services	35,000	35	64,715	-	-	-	64,750	-	64,750
Common stock issued as collateral and held in escrow	2,000,000	2,000	(2,000)	-	-	-	-	-	-
Common stock to be issued for purchase of Terragenx	-	-	-	983,925	-	-	983,925	97,311	1,081,236
Common stock to be issued for purchase of Mullin assets	-	-	-	188,925	-	-	188,925	-	188,925
Value of warrants issued with convertible notes	-	-	295,824	-	-	-	295,824	-	295,824
Fair value of stock options	-	-	154,135	-	-	-	154,135	-	154,135
Foreign currency translation loss	-	-	-	-	(103,533)	-	(103,533)	(855)	(104,388)
Net loss	-	-	-	-	-	(1,806,587)	(1,806,587)	(9,808)	(1,816,395)

Balance, November 30, 2021	28,645,144	28,645	55,092,070	10,409,457	887,544	(22,775,861)	43,641,855	26,387	43,668,242

Common stock for services	240,000	240	297,760	-	-	-	298,000	-	298,000
Value of warrants issued with convertible notes	-	-	5,257,466	-	-	-	5,257,466	-	5,257,466
Fair value of stock options	-	-	44,427	-	-	-	44,427	-	44,427
Foreign currency translation gain	-	-	-	-	114,738	-	114,738	355	115,093
Net loss	-	-	-	-	-	(4,805,167)	(4,805,167)	(63,037)	(4,868,204)

Balance, February 28, 2022	28,885,144	$28,885	$60,691,723	$10,409,457	$1,002,282	$(27,581,028)	$44,551,319	$(36,295)	$44,515,024

Balance, August 31, 2020	23,466,236	$23,466	$44,905,454	$-	$1,199,696	$(16,507,127)	$29,621,489	$(49,859)	$29,571,630

Common stock issued for cash	21,905	22	91,978	-	-	-	92,000	-	92,000
Common stock issued for services	65,000	65	247,935	-	-	-	248,000	-	248,000
Foreign currency translation gain	-	-	-	-	10,596	-	10,596	(225)	10,371
Net loss	-	-	-	-	-	(771,470)	(771,470)	(1,633)	(773,103)

Balance, November 30, 2020	23,553,141	23,553	45,245,367	-	1,210,292	(17,278,597)	29,200,615	(51,717)	29,148,898

Exercise of stock options	7,500	8	11,992	-	-	-	12,000	-	12,000
Common stock issued for intellectual property	240,000	240	875,760	-	-	-	876,000	-	876,000
Common stock to be issued for services rendered	-	-	-	375,000	-	-	375,000	-	375,000
Rounding due to stock split	957	1	(1)	-	-	-	-	-	-
Fair value of vested stock options	-	-	22,215	-	-	-	22,215	-	22,215
Foreign currency translation loss	-	-	-	-	42,232	-	42,232	(965)	41,267
Net loss	-	-	-	-	-	(1,339,870)	(1,339,870)	(721)	(1,340,591)

Balance, February 28, 2021	23,801,598	$23,802	$46,155,333	$375,000	$1,252,524	$(18,618,467)	$29,188,192	$(53,403)	$29,134,789

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Six Months Ended February 28, 2022 and 2021 (unaudited)

	Six Months Ended
	February 28,	February 28,
	2022	2021
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(6,684,599)	$(2,113,694)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,467,837	737,423
Fair value of vested stock options	198,562	22,215
Common stock issued for services	362,750	623,000
Operating lease expense	289,626	306,717
Amortization of debt discount	1,520,862	-
Foreign currency transaction losses	401,368	-
Changes in operating assets and liabilities:
Accounts receivable	213,125	353,649
Inventory	46,135	-
Prepaid expenses and other current assets	(285,444)	(216,568)
Accounts payable	(422,847)	(938)
Accrued expenses	(111,479)	153,807
Accrued interest	277,075	5,867
Operating lease liability	(282,703)	(301,250)
Net cash used in operating activities	(3,009,732)	(429,772)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(192,536)	(618)
Cash acquired with acquisition	29,291	-
Net cash used in investing activities	(163,245)	(618)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments to related parties	(4,350)	(82,723)
Repayments of finance leases	(10,934)	-
Repayments of notes payable	(4,415,000)	-
Proceeds from the sale of common stock, net of offering costs	-	92,000
Proceeds from exercise of stock options	-	12,000
Proceeds from issuance of convertible notes, net	15,270,000	-
Net cash provided by financing activities	10,839,716	21,277

Effect of exchange rate changes on cash and cash equivalents	(15,904)	39,832

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,650,835	(369,281)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	8,293,162	2,067,718

CASH AND CASH EQUIVALENTS, END OF PERIOD	$15,943,997	$1,698,437

CASH PAID FOR:
Interest	$1,294,912	$32,936
Income taxes	$-	$-

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock to be issued for intangible assets	$188,925	$960,000
Common stock to be issued for acquisition	$983,925	$-